INTEREST-BEARING LOANS AND BORROWINGS (Schedule of movement in the derivative financial asset) (Details) - Non Current Assets [Member] - Derivative Financial Asset [Member] $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Disclosure of fair value measurement of liabilities [line items]
Balance at beginning of the period	$ 0
Derivative financial asset at date of issue of Term Loan	202
Fair value adjustments in the period	(74)
Balance at end of the period	$ 128